Supplement, dated April 22, 2003,
                   to the Prospectuses, dated April 21, 2003,
                    of Seligman Portfolios, Inc. (the "Fund")
                                on behalf of its
     Common Stock Portfolio, Income Portfolio and Large-Cap Growth Portfolio
             (each a "Portfolio" and collectively, the "Portfolios")

Common Stock Portfolio

      On April 22, 2003, shareholders of the Portfolio approved amendments to the Portfolio's investment objectives. As amended, the Portfolio's investment objective is total return through a combination of capital appreciation and current income.

      In connection with the amendment to its investment objectives, the Fund's Board of Directors has approved changes to the Portfolio's investment strategies. Under a new investment strategy, the Portfolio will seek to produce a level of current income consistent with its primary benchmark, the Standard & Poor's 500 Composite Stock Index. This strategy allows for variations over time in the level of current income produced by the Portfolio, which J. & W. Seligman & Co. Incorporated, the Portfolio's investment manager, believes will provide flexibility to construct a portfolio of common stocks capable of providing shareholders with a more attractive total return.

Income Portfolio

      On April 22, 2003, shareholders of the Portfolio approved amendments to the Portfolio's investment objectives and approved the elimination of the Portfolio's fundamental investment policy to invest at least 25% of the market value of the Portfolio's gross assets in cash, bonds and/or preferred stock. In connection with these changes, the Fund's Board of Directors has approved a change in the name of the Portfolio to "Seligman Income and Growth Portfolio" and approved changes to the Portfolio's investment strategies.

      As amended, the Portfolio's investment objective is total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

      The discussion in the Prospectus under the caption "Principal Investment Strategies" is replaced in its entirety by the following discussion:

      The Portfolio uses the following principal investment strategies to seek its investment objective:

      The Portfolio allocates its assets between equity securities and fixed-income securities. The proportion of the Portfolio 's assets invested in each type of security will vary from time to time based on the investment manager's assessment of general market and economic conditions, including the projected strength of the equity and fixed income markets, the relative return potential and risks of each asset class and other economic factors, such as interest rates. For the past few years, approximately 60% of the Portfolio's net assets have been invested in equity securities and approximately 40% have been invested in fixed-income securities. However, the investment manager may at any time allocate significantly more of the Portfolio 's assets to either equity or fixed-income securities based on the ongoing evaluation process described above.

      Securities in which the Portfolio may invest include common stocks, securities convertible into common stocks, fixed-income securities (such as notes, bonds, debentures, certain preferred stocks and other debt obligations), preferred stocks and American Depositary Receipts (ADRs). ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent securities of foreign issuers. Securities are carefully selected in light of the Portfolio 's investment objective and are diversified among many different types of securities and market sectors.

      Equity securities are chosen using a three-part investment strategy, consisting of: (1) analytical security evaluation; (2) portfolio construction; and (3) fundamental analysis. The final equity portfolio composition, therefore, is a reflection of these analytical and qualitative techniques.

      Security Evaluation. The investment manager applies analytical techniques to rank a broad universe of stocks based on a number of factors. The factors may include projected earnings, earnings surprise forecasts, projected cash flow, price momentum, historical income and balance sheet items, and other factors.

      Portfolio Construction. Once the attractiveness of the stocks is established, the investment manager applies quantitative techniques to suggest an optimal portfolio to pursue the Fund's investment objective. In this phase, weightings are assigned to the stocks being considered for investment. The investment manager considers the risk and expected return of the overall portfolio, the expected dividend and other income to be generated by the recommended portfolio, and exposure by sector, industry, market capitalization and other categories.

      Fundamental Analysis. Before changing the portfolio composition, the investment manager reviews the buy and sell recommendations generated during the first two investment steps, and will consider additional information available about a particular security that could not be captured by the analytical approach. The investment manager does this by applying traditional fundamental research. This means the investment manager concentrates on individual company fundamentals, focusing on companies that the investment manager believes are well managed and possess the opportunity for earnings growth. Using this qualitative information, the investment manager may adjust the weightings and, in some cases, may eliminate a stock completely from consideration. This may result in changes to the suggested trades generated during the portfolio construction phase.

      Fixed-income securities are chosen for purchase by the Portfolio using a method that combines macro analysis of the fixed-income market with fundamental research into individual securities, customized by market sector. This means that the investment manager considers the trends in the fixed-income market and evaluates the long-term trends in interest rates, and then selects individual securities for the Portfolio based on its evaluation of each security's particular characteristics (for example, duration, yield, quality, relative value) and total return opportunities.


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

      The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not apply to ADRs or commercial paper and certificates of deposit issued by foreign banks.

Large-Cap Growth Portfolio

      On April 22, 2003, shareholders of the Portfolio approved amendments to the Portfolio's investment objective. As amended, the Portfolio's investment objective is long-term capital appreciation.

                                   ----------

      In addition, shareholders of each Portfolio approved the amendment or elimination of certain of the Portfolio's fundamental investment restrictions. Each Portfolio's amended fundamental investment restrictions, as well as certain non-fundamental restrictions, are described in a supplement, dated April 22, 2003 (the "SAI Supplement"), to the Fund's Statement of Additional Information, dated April 21, 2003 (the "SAI"). The SAI and the SAI Supplement are incorporated by reference into (are legally a part of) the Fund's Prospectuses.

      Copies of the SAI and the SAI Supplement are available without charge upon request: Call toll-free (800) 221-2783 in the US or collect (212) 850-1864 outside the US. The SAI and the SAI Supplement are also available on the EDGAR Database on the SEC's Internet site: http://www.sec.gov.


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